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                                                                 EXHIBIT 10.1(c)

                                                                       EXECUTION

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of April 24, 2002 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), CREDIT SUISSE FIRST BOSTON, as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent and collateral agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002 (the "FIRST AMENDMENT"), as supplemented by that certain Acknowledgement dated as of March 21, 2002 and as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002 (as so amended, and supplemented as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to (i) allow Keptel, Inc. and Company to sell substantially all of the assets related to the Company's demarcation and repeaters product line (the "KEPTEL SALE") to Buyer for cash proceeds of approximately $30,000,000; (ii) allow for the release from the Lien created by the Collateral Documents (a) certain equipment located at the Company's Rock Falls, Illinois facility (the "ROCK FALLS EQUIPMENT") and (b) Patent No. 5,092,663 that in connection with the Keptel Sale will be transferred to by Company in the future; (iii) permit the Company to grant Buyer a security interest in the Rock Falls Equipment; (iv) provide that the Revolving Loan Commitments shall be reduced by an amount equal to the Net Asset Sale Proceeds received by the Credit Parties in connection with the Keptel Sale on or about the date of the closing of the Keptel Sale on the earlier of (x) May 31, 2002 or (y) the date that such reduction is requested by Requisite Lenders; and (v) make certain other amendments as set forth below.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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            AMENDMENTS TO THE CREDIT AGREEMENT

            AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

            Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "KEPTEL" means Keptel, Inc., a Delaware corporation.

            "KEPTEL ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of April 24, 2002, by and among Keptel, Buyer., a Delaware corporation and Company, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            "KEPTEL ASSIGNMENT AND ASSUMPTION AGREEMENT" means the Assignment and Assumption Agreement dated as of April 24, 2002, by and among Keptel and Buyer, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            "KEPTEL BILL OF SALE" means the Bill of Sale dated as of April 24, 2002, by and among Keptel and Buyer, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            "KEPTEL CLOSING DATE" means the Closing Date (as such term is defined in the Keptel Asset Purchase Agreement).

            "KEPTEL DISTRIBUTION AGREEMENT" means the Distribution Agreement dated as of April 24, 2002, by and among Company and Buyer, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            "KEPTEL SALE" means the sale by Keptel of substantially all of its assets and the transfer of certain of its liabilities pursuant to the Keptel Sale Documents.

            "KEPTEL SALE DOCUMENTS" means the Keptel Asset Purchase Agreement, Keptel Bill of Sale, Keptel Assignment and Assumption Agreement, Keptel Transition Services Agreement and Keptel Distribution Agreement, and all other instruments or documents delivered or entered into in connection with any of the foregoing, in each case including all schedules, annexes and exhibits thereto, as such Keptel Sale Documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            "KEPTEL TRANSITION SERVICES AGREEMENT" means the Transition Services Agreement dated as of April 24, 2002, by and among Company and Buyer, as amended,


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      restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

            AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

            Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended by adding the following proviso at the end of such subsection:

            "; provided, further, that notwithstanding anything in this clause
      (a) to the contrary, the Revolving Loan Commitments shall be reduced by an amount equal to the Net Asset Sale Proceeds received by Holdings or any of its Subsidiaries in connection with the Keptel Sale, (i) if such Net Asset Sale Proceeds are received on or about the Keptel Closing Date, upon the earlier of (x) May 31, 2002 or (y) the date that such reduction is requested by Requisite Lenders and (ii) if such Net Asset Sale Proceeds are received after the Keptel Closing Date, upon receipt of such Net Asset Sale Proceeds."

            Amendments to Section 7: Borrowers' Negative Covenants

            Subsection 7.2 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (vi) thereof, deleting the "." at the end of subsection (vii) thereof and substituting therefor "; and" and (ii) adding the following subsection (viii) to the end thereof:

            "(viii) Liens granted by Company in equipment located at the Rock Falls, Illinois facility of the Company in accordance with and pursuant to the Keptel Transitions Services Agreement."

            Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (xv) thereof, deleting the "." at the end of subsection (xvi) thereof and substituting therefor "; and" and (ii) adding the following subsection (xvii) to the end thereof:

            "(xvii) Company and Keptel may acquire and hold the earn-out obligation provided for under the Keptel Asset Purchase Agreement."

            Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (xv) thereof, deleting the "." at the end of subsection (xvi) thereof and substituting therefor "; and" and (ii) adding the following subsection (xvi) to the end thereof:

            "(xvi) Company may become and remain liable for Contingent Obligations arising under the Keptel Asset Purchase Agreement."

            Subsection 7.7 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (ix), deleting the period at the end of clause
(x) and substituting therefore "; and", and inserting the following clause (xi) at the end of such subsection:

            "(xi) So long as no Event of Default or Potential Event of Default has occurred and is continuing, Keptel and Company may sell, license or lease the assets comprising


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      the Company's and its Subsidiaries' demarcation and repeaters product line for cash consideration of at least $30,000,000 in accordance with the terms of the Keptel Sale Documents."

            Subsection 7.12 of the Credit Agreement is hereby amended by deleting subsection 7.12A and substituting therefor the following:

            "A. AMENDMENTS OR WAIVERS OF CERTAIN AGREEMENTS. Neither any Borrower nor any of its Subsidiaries will agree to any amendment to, or waive any of its rights under, any Reorganization Document, Mexican Intercompany Security Document, Tax Abatement Transaction Document, Cadant Acquisition Document or Keptel Sale Document after the Closing Date, without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver."

            RELEASE OF CERTAIN COLLATERAL

      In connection with the Keptel Sale, the Lenders hereby authorize Administrative Agent to release from the Liens the created by the Collateral Documents (i) the assets sold by the Company and Keptel pursuant to the Keptel Sale Documents, (ii) the equipment described in the Keptel Transition Services Agreement located at the Company's Rock Falls, Illinois facility and (iii) Patent No. 5,092,663.

            CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

            on the Third Amendment Effective Date, all conditions to the consummation of the Keptel Sale (other than payment of the purchase price therefor and the conveyance of assets resulting therefrom) shall have been satisfied or waived with the consent of Administrative Agent and Administrative Agent shall have received (i) a fully executed or conformed copy of each Keptel Acquisition Document to be entered into on or prior to the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and each such Keptel Acquisition Document shall be in full force and effect and no provision thereof shall have been modified or waived without the consent of Administrative Agent and the parties to the Keptel Acquisition Documents shall not have failed in any material respect to perform any material obligation or covenant required by the Keptel Asset Purchase Agreement, respectively, to be performed or complied with by any of them on or before the Third Amendment Effective Date, and (ii) an Officer's Certificate of Company (1) to the effect set forth in clause (i) and (2) stating that Company and Keptel will proceed to consummate the Keptel Sale contemporaneously with the effectiveness of this Amendment.

            BORROWERS' REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that


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the following statements are true, correct and complete:

            CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by the First Amendment and this Amendment (the "AMENDED AGREEMENT").

            AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

            NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

            GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and is the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


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            ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

            ACKNOWLEDGEMENT AND CONSENT

                        Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

            Holdings and each Subsidiary Guarantor acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

            MISCELLANEOUS

            REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.


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            HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]


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                                                          EXHIBIT 10.1(C)

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:                               ARRIS GROUP, INC.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Vice President, Chief
                                                   Financial Officer & Secretary


COMPANY:                                ARRIS INTERNATIONAL, INC.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Executive Vice President,
                                                   Chief Financial Officer &
                                                   Secretary


ARRIS:                                  ARRIS INTERACTIVE L.L.C.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Executive Vice President


SUBSIDIRIES OF COMPANY:                 ANTEC ASSET MANAGEMENT COMPANY

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: President

                                        ANTEC LICENSING COMPANY

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: President


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                                        TEXSCAN CORPORATION

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Chairman of the Board


                                        ELECTRONIC CONNECTOR
                                        CORPORATION OF ILLINOIS

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Vice President


                                        POWER GUARD, INC.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Vice President


                                        ELECTRONIC SYSTEM PRODUCTS INC.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Vice President


                                        KEPTEL, INC.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Vice President


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SUBSIDIARY GUARATORS,
for purposes of Section 3 only,         TEXSCAN DE MEXICO, S.A. DE C.V.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Chairman


                                        KEPTEL DE MEXICO S.A. DE C.V.

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Chairman


                                        ANTEC INTERNATIONAL CORPORATION

                                        By: ____________________________________
                                            Name:  Lawrence A. Margolis
                                            Title: Director


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LENDERS:                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        individually and as Administrative Agent and Collateral Agent

                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        CREDIT SUISSE FIRST BOSTON,
                                        individually and as Syndication Agent


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        COMERICA BANK


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        CONGRESS FINANCIAL CORPORATION
                                        (SOUTHERN)


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        FLEET CAPITAL CORPORATION


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        GMAC COMMERCIAL CREDIT LLC


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        IBM CREDIT CORPORATION


                                        By: ____________________________________
                                            Name:
                                            Title:


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                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        By: ____________________________________
                                            Name:
                                            Title:


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